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                                                                   EXHIBIT 10.10

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                       CHROMAVISION MEDICAL SYSTEMS, INC.

                                 LOAN AGREEMENT

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        This LOAN AGREEMENT is entered into as of February 13, 2003, by and between COMERICA BANK-CALIFORNIA ("Bank") and CHROMAVISION MEDICAL SYSTEMS, INC. ("Borrower").

                                    RECITALS

        Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT

        The parties agree as follows:

        1. DEFINITIONS AND CONSTRUCTION.


                1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                        "Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

                        "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

                        "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

                        "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

                        "Change in Control" shall mean a transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

                        "Closing Date" means the date of this Agreement.

                        "Code" means the California Uniform Commercial Code.

                        "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, provided that Borrower's obligation to indemnify or otherwise compensate Guarantor with respect to losses and expenses as a result of guaranteeing the Obligations of Borrower shall not constitute a Contingent Obligation unless and until any such losses and expenses have been incurred by Guarantor; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to



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protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                        "Credit Extension" means each Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                        "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

                        "Daily Balance" means the amount of the Obligations owed at the end of a given day.

                        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                        "Event of Default" has the meaning assigned in Article
8.

                        "GAAP" means generally accepted accounting principles as in effect from time to time.

                        "Guarantor" means each of Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

                        "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                        "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                        "Investment" means any beneficial ownership of debt or equity securities (including stock, partnership interest or other securities) issued by any Person, or any loan, advance or capital contribution to any Person.

                        "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                        "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                        "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into in connection with this Agreement, all as amended or extended from time to time.



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                        "Material Adverse Effect" means a material adverse
effect on (i) the business operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                        "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                        "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

                        "Permitted Indebtedness" means:

                        (a) Indebtedness of Borrower in favor of Bank aris ing under this Agreement or any other Loan Document;

                        (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                        (c) Indebtedness in the form of equipment leases or purchase money financing for equipment, provided the aggregate amount of such Indebtedness does not exceed $5,000,000;

                        (d) Subordinated Debt; and

                        (e) Extensions, renewals or refinancing of the Indebtedness described in clauses (a) through (d) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower.

                        "Permitted Investment" means:

                        (a) Investments existing on the Closing Date disclosed in the Schedule;

                        (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Bank's money market accounts; and

                        (c) Investments in joint ventures, strategic alliances or similar arrangements in the ordinary course of Borrower's business or approved by Borrower's Board of Directors, provided that the cash portion of such Investments not exceed $250,000 in the aggregate in any fiscal year.

                        "Permitted Liens" means the following:

                        (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                        (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;



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                        (c) Liens (i) upon or in any equipment which was not
financed by Bank acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                        (d) Liens upon or in any accounts receivable or inventory of Borrower or any of its Subsidiaries; and

                        (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                        "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                        "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                        "Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents, accounts receivable and investments with maturities not to exceed 90 days, of Borrower determined in accordance with GAAP.

                        "Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

                        "Revolving Facility" means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

                        "Revolving Line" means a credit extension of up to Three Million Dollars ($3,000,000).

                        "Revolving Maturity Date" means the earlier of (i) the day before the first anniversary of the Closing Date or (ii) February 28, 2004.

                        "Schedule" means the schedule of exceptions attached hereto and approved by Bank, if any.

                        "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

                        "Subsidiary" means any corporation, company or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

                        "Tangible Net Worth" means at any date as of which the amount thereof shall be determined, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Borrower and its Subsidiaries minus intangible assets, plus Subordinated Debt, on a consolidated basis determined in accordance with GAAP.



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                1.2 Accounting Terms . All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

        2. LOAN AND TERMS OF PAYMENT.

                2.1 Credit Extensions.

                        Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                        (a) Revolving Advances.

                                (i) Subject to and upon the terms and conditions
of this Agreement, Borrower may request and Bank agrees to make Advances in an aggregate outstanding amount not to exceed the Revolving Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

                                (ii) Whenever Borrower desires an Advance,
Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower's deposit account.

                2.2 [Intentionally Omitted.]

                2.3 Interest Rates, Payments, and Calculations.

                        (a) Interest Rates. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one half percent (0.50%) above the Prime Rate.

                        (b) Late Fee; Default Rate. If any payment is not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                        (c) Payments. Interest hereunder shall be due and payable on the thirteenth calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Revolving Line and, in the case of charges against the Revolving Line, those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.



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                        (d) Computation. In the event the Prime Rate is changed
from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                2.5 Fees. Borrower shall pay to Bank the following:

                        (a) Facility Fee. On the Closing Date, a Facility Fee equal to Fifteen Thousand Dollars ($15,000), which shall be nonrefundable;

                        (b) Unused Line Fee. A fee equal to one quarter of one percent (0.25%) of the difference between the amount then available under the Revolving Line and the average Daily Balance outstanding thereunder during the term hereof, paid quarterly in arrears, which shall be nonrefundable; and

                        (c) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees (billed at customary rates for Bank's counsel) and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees (billed at customary rates for Bank's counsel) and expenses, as and when they become due. All such expenses shall be payable only after Bank has delivered to Borrower statements in customary form showing in reasonable detail the expenses being billed.

                2.6 Additional Costs. In case any law, regulation, treaty or official directive or the interpretation or application thereof first adopted or imposed after the date of this Agreement by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                        (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                        (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                        (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.



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                2.7 Term. This Agreement shall become effective on the Closing
Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement, whichever is longer. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

        3. CONDITIONS OF LOANS.

                3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                        (a) this Agreement;

                        (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

                        (c) a Guaranty from each Guarantor along with a certificate of the Secretary of each Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of such Guaranty;

                        (d) payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

                        (e) current financial statements of Borrower; and

                        (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                        (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                        (b) the representations and warranties contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

        4. INTENTIONALLY OMITTED.

        5. REPRESENTATIONS AND WARRANTIES.

                Borrower represents and warrants as follows:

                5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an



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event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any material agreement to which it is a party or by which it is bound.

                5.3 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

                5.4 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision would reasonably be expected to have a Material Adverse Effect.

                5.5 No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that Bank has received from Borrower fairly present in all material respects Borrower's financial condition as of the date thereof and Borrower's consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

                5.6 Solvency, Payment of Debts. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

                5.7 Regulatory Compliance. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, and no event has occurred resulting from Borrower's failure to comply with ERISA that could result in Borrower's incurring any material liability. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

                5.8 Environmental Condition. Except as disclosed in the Schedule, and except to the extent which has not had and will not have a Material Adverse Effect, none of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

                5.9 Taxes. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein, except to the extent the same could not reasonably be expected to have a Material Adverse Effect.

                5.10 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                5.11 Government Consents . Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, the failure to obtain which could have a Material Adverse Effect.



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                5.12 Accounts. Except as set forth in the Schedule, and subject to Section 6.6 hereof, none of Borrower's nor any Subsidiary's cash or securities is maintained or invested with a Person other than Bank.

                5.13 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

        6. AFFIRMATIVE COVENANTS.

                Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                6.1 Good Standing. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which it is required under applicable law, where the failure to be so qualified could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                6.2 Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect.

                6.3 Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated balance sheet, income, and cash flow statement covering Borrower's consolidated operations during such period, prepared in accordance with GAAP (except for the omission of footnotes), consistently applied, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business.

        Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto.

                6.4 Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

                6.5 Insurance.

                        (a) Borrower, at its expense, shall keep its property insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's business, ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                        (b) Upon Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

                6.6 Accounts. Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary depository, operating, and investment accounts with Bank and/or Comerica Securities, Inc.

                6.7 Quick Ratio. Beginning with the month ending April 30, 2003, Borrower shall maintain at all times, measured as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, less deferred revenue, of at least 1.00 to 1.00.

                6.8 Tangible Net Worth. Beginning with the month ending April 30, 2003, Borrower shall maintain at all times, measured as of the last day of each calendar month, a Tangible Net Worth of not less than Six Million Five Hundred Thousand Dollars ($6,500,000).

                6.9 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

        7. NEGATIVE COVENANTS.

                Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

                7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any material part of its business or property, including its Intellectual Property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) Transfers of worn-out or obsolete Equipment which was not financed by Bank.

                7.2 Change in Business; Change in Control or Executive Office. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the business of offering systems, equipment, services and other items for diagnostic testing, and any business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower as of the Closing Date; or without thirty (30) days prior written notification to Bank, relocate its chief executive office or state of incorporation or change its legal name; or without Bank's prior written consent, which shall not be unreasonably withheld, change the date on which its fiscal year ends.

                7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where no Event of Default has occurred, is continuing or would exist after giving effect to the transactions.

                7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                7.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens. Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so, except for Permitted Liens.

                7.6 Distributions. Pay any dividends or make any other dis tribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that Borrower may repurchase the stock of employees and former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

                7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Bank or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Bank in form and substance satisfactory to Bank; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

                7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are determined in good faith by a disinterested majority of Borrower's board of directors or committee thereof to be on fair and reasonable terms and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

                7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                7.10 Compliance. Become an "investment company" or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, except with respect to all of the foregoing to an extent which does not have a Material Adverse Effect, or permit any of its Subsidiaries to do any of the foregoing.

                7.11 Negative Pledge Agreements. Permit the inclusion in any contract to which it or a Subsidiary becomes a party of any provisions that could restrict or invalidate the creation of a security interest in any of Borrower's or such Subsidiary's property, except contracts relating to assets subject to Permitted Liens.

        8. EVENTS OF DEFAULT.

                Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                8.1 Payment Default. If Borrower fails to pay, when due, any of the Obligations;

                8.2 Covenant Default. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within fifteen (15) days after Borrower receives notice thereof from Bank; provided, however, that if the default cannot by its nature be cured within the fifteen
(15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

                8.3 Material Adverse Effect. If there occurs any circumstance or circumstances that has or have a Material Adverse Effect;

                8.4 Attachment. If any portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within forty five
(45) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                8.6 Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party or by which it is bound resulting in a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000) or which could have a Material Adverse Effect;

                8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

                8.10 Guaranty. If any guaranty of all or a portion of the Obligations (a "Guaranty") ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the "Guaranty Documents"), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.8 occur with respect to any guarantor, or any circumstances arise causing Bank, in good faith, to become insecure as to the satisfaction of any of any guarantor's obligations under the Guaranty Documents.

        9. BANK'S RIGHTS AND REMEDIES.

                9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                        (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

                        (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank; and

                        (c) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank.

                9.2 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under a loan facility in Section 2.1 as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in
Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                9.3 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                9.4 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

        10. NOTICES.

                Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

        If to Borrower:         CHROMAVISION MEDICAL SYSTEMS, INC.
                                33171 Paseo Cerveza
                                San Juan Capistrano, CA 92675
                                Attn: Chief Financial Officer
                                FAX: (949) 443-3366

        If to Bank:             Comerica Bank-California
                                9920 S. La Cienega Blvd., Suite 1401
                                Inglewood, CA 90301
                                Attn: Manager
                                FAX: (310) 338-6110

        with a copy to:         Comerica Bank-California
                                4 Venture, Suite 305
                                Irvine, CA 92618
                                Attn: Derek Hoyt
                                FAX: (949) 754-5105

        The parties hereto may change the addres s at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

        11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGA L COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

        12. GENERAL PROVISIONS.

                12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                12.5 Amendments in Writing, Integration. Neither this Agreement nor the Loan Documents can be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the Loan Documents, if any, are merged into this Agreement and the Loan Documents.

                12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in
Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                        CHROMAVISION MEDICAL SYSTEMS, INC.

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        COMERICA BANK-CALIFORNIA

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                   EXHIBIT A

                                   [RESERVED]

                                   EXHIBIT B

                      TECHNOLOGY & LIFE SCIENCES DIVISION
                                 LOAN ANALYSIS
                       LOAN ADVANCE/PAYDOWN REQUEST FORM
             DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., P.S.T.
                DEADLINE FOR WIRE TRANSFERS IS 1:30 P.M., P.S.T.
                  [*At month end and the day before a holiday,
                     the cut off time is 1:30 P.M., P.S.T.]

TO: Loan Analysis                            DATE:____________ TIME:____________
FAX #: (650) 846-6840

================================================================================================
FROM:      CHROMAVISION MEDICAL SYSTEMS, INC.        TELEPHONE REQUEST (For Bank Use Only):

           -------------------------------           The following person is authorized to
           Borrower's Name                           request the loan payment transfer/loan
                                                     advance on the designated account
FROM:                                                and is known to me.
           -------------------------------
           Authorized Signer's Name                     ----------------------------------------
                                                        Authorized Request & Phone #
FROM:
           -------------------------------              ----------------------------------------
           Authorized Signature (Borrower)              Received by (Bank) & Phone #

           -------------------------------              ----------------------------------------

# FROM ACCOUNT#:
           -------------------------------              ----------------------------------------
(please include Note number, if applicable)             Authorized Signature (Bank)

TO ACCOUNT #:
           -------------------------------
(please include Note number, if applicable)
================================================================================================


================================================================================================
REQUESTED TRANSACTION TYPE              REQUESTED DOLLAR AMOUNT     For Bank Use Only


PRINCIPAL INCREASE* (ADVANCE)           $_____________              Date Rec'd:
                                                                    Time:
PRINCIPAL PAYMENT (ONLY)                $_____________              Comp. Status:       YES   NO
OTHER INSTRUCTIONS:                                                 Status Date:
                                                                    Time:
______________________________________________________               Approval:

______________________________________________________

================================================================================================


All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrower has paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE?

(PLEASE CIRCLE ONE)                YES          NO

    If YES, the Outgoing Wire Transfer Instructions must be completed below.


====================================================================================================
OUTGOING WIRE TRANSFER INSTRUCTIONS             Fed Reference Number            Bank Transfer Number
                                                ----------------------------------------------------
                    THE ITEMS MARKED WITH AN ASTERISK (*) ARE REQUIRED TO BE COMPLETED.
-----------------------------------------------------------------------------------------------------
*Beneficiary Name
-----------------------------------------------------------------------------------------------------
*Beneficiary Account Number
-----------------------------------------------------------------------------------------------------
*Beneficiary Address
-----------------------------------------------------------------------------------------------------
Currency Type                                               US DOLLARS ONLY
-----------------------------------------------------------------------------------------------------
*ABA Routing Number (9 Digits)
-----------------------------------------------------------------------------------------------------
*Receiving Institution Name
-----------------------------------------------------------------------------------------------------
*Receiving Institution Address
-----------------------------------------------------------------------------------------------------
*Wire Account                      $
=====================================================================================================

                                   EXHIBIT C
                             COMPLIANCE CERTIFICATE


TO:     COMERICA BANK-CALIFORNIA

FROM:   CHROMAVISION MEDICAL SYSTEMS, INC.

        The undersigned authorized officer of CHROMAVISION MEDICAL SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Loan Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                      REQUIRED                        COMPLIES
------------------                                      --------                        --------
Monthly financial statements                            Monthly within 30 days          Yes     No
Annual (CPA Audited)                                    FYE within 120 days             Yes     No
10K and 10Q                                             (as applicable)                 Yes     No
Total amount of Borrower's cash and investments         Amount: $________               Yes     No
Total amount of Borrower's cash and investments
maintained with Bank                                    Amount: $________               Yes     No

FINANCIAL COVENANT                                      REQUIRED                ACTUAL          COMPLIES
------------------                                      --------                ------          --------
Measured on a Monthly Basis:
   Minimum Quick Ratio(1)                               1.00:1.00               _____:1.00      Yes     No
   Minimum Tangible Net Worth(1)                        $6,500,000              $________       Yes     No

(1) Beginning with the month ending 04/30/03


COMMENTS REGARDING EXCEPTIONS: See Attached.

Sincerely,

------------------------------------------
SIGNATURE

------------------------------------------
TITLE

------------------------------------------
DATE


----------------------------------------------------------
BANK USE ONLY

Received by:
            ----------------------------------------------
                          AUTHORIZED SIGNER

Date:
     -----------------------------------------------------

Verified:
         -------------------------------------------------
                          AUTHORIZED SIGNER

Date:
     -----------------------------------------------------

Compliance Status               Yes             No

SCHEDULE OF EXCEPTIONS

Permitted Indebtedness (Section 1.1)

Permitted Investments (Section 1.1)

Permitted Liens (Section 1.1)

Prior Names (Section 5.3)

Litigation (Section 5.4)

                        CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------
BORROWER:       CHROMAVISION MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------

        I, the undersigned Secretary or Assistant Secretary of CHROMAVISION MEDICAL SYSTEMS, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                           POSITION                      ACTUAL SIGNATURES

-------------------------    -----------------------     -----------------------

-------------------------    -----------------------     -----------------------

-------------------------    -----------------------     -----------------------

-------------------------    -----------------------     -----------------------

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

        BORROW MONEY. To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

        EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank that certain Loan Agreement dated as of February 13, 2003 (the "Loan Agreement") and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

        NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing

Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on February ___, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED AND ATTESTED BY:

                                        X
                                         ---------------------------------------

                            COMERICA BANK-CALIFORNIA
                                  MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS
                                   (REVOLVER)

Name(s): CHROMAVISION MEDICAL SYSTEMS, INC.              Date: February 13, 2002

$_______ credited to deposit account No. ___________ when Advances are requested by Borrower.

Amounts paid to others on your behalf:

$15,000         to Comerica Bank-California for Loan Fee

$               to Bank counsel fees and expenses

$               to _______________

$               to _______________

$3,000,000      TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank-California to disburse the loan proceeds as stated above.

---------------------------------       ----------------------------------------
          Signature                                   Signature

--------------------------------------------------------------------------------
COMERICA BANK-CALIFORNIA
      MEMBER FDIC                       AUTOMATIC DEBIT AUTHORIZATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To: COMERICA BANK-CALIFORNIA

Re: LOAN # ___________________________________

You are hereby authorized and instructed to charge account No.
_________________________ in the name of
CHROMAVISION MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

        [X] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

        [X] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Borrower Signature                      Date
--------------------------------------------------------------------------------
                                                   February 13, 2003
--------------------------------------------------------------------------------
                                                   February 13, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMERICA BANK-CALIFORNIA
      MEMBER FDIC                       AUTOMATIC DEBIT AUTHORIZATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To: COMERICA BANK-CALIFORNIA

Re: LOAN # ___________________________________

You are hereby authorized and instructed to charge account No.
_________________________ in the name of
CHROMAVISION MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

        [X] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

        [X] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Borrower Signature                      Date
--------------------------------------------------------------------------------
                                                   February 13, 2003
--------------------------------------------------------------------------------
                                                   February 13, 2003
--------------------------------------------------------------------------------